EXHIBIT 10.2

GEORGETOWN SAVINGS BANK
INCENTIVE COMPENSATION PLAN
2011 GOALS

Organizational Level:  Executive

Employee:	Joseph W. Kennedy	Incentive Target:	11% ($14,080)
Title:	Senior Vice President/Chief Financial Officer	Current Salary:	$128,000

The dollar figures presented in this example are estimates.  Incentive payments will be based on the employee’s base compensation, which includes actual straight-time pay (excludes overtime and prior year’s Incentive Compensation Plan payments), jury duty, holiday, vacation, personal and sick pay for the 2011 calendar year.

Minimum Thresholds
In order to receive payment for achievement of the goals listed below, the following thresholds must be met:
1.	CAMELS ratings must remain at one of the two highest ratings at all times during the Plan Year. This will be measured by the OTS.
2.	Asset Quality must remain at a level of “Satisfactory” or better at all times during the Plan Year. This will be measured by both internal audit results and OTS rating.

Tier 1:  Bank-wide Performance

GOAL: #1: Profitability – Achieve ROA

 Annual Payout Percentage: 50% = $7,040

Goals	Payout
95% of budget	$2,347
At budget	$4,693
106% of budget	$7,040
Stretch Goal
Every .05% over 106% of budget	$2,347

Tier 2:  Team Performance

GOAL #2: Profitability – Achieve Net Interest Margin Percentage

Annual Payout Percentage: 25% = $3,520

Goals	Payout
98% of budget	$1,173
At budget	$2,347
102% of budget	$3,520
Stretch Goal
Every .09% over 102% of budget	$1,173

GOAL #3: Profitability – Achieve Non-Interest Expense Level

Annual Payout Percentage: 25% = $3,520

Goals	Payout
2% above budget	$1,173
At budget	$2,347
2% below budget	$3,520
Stretch Goal
Every $144,628 under 2% below budget	$1,173

Tier 3:  Individual Performance

Goals:   None

Minimum Level of Expectations
To be eligible for this Incentive Compensation Plan the employee must meet the following:
•	Performing at a satisfactory level or above,
•	Not on written warning, and
•	Actively employed at the time of the incentive payment.

Clawback Provision
The Bank shall have the right to recoup or “clawback” awards paid under this Plan if the Compensation Committee concludes that such awards were based on information that was later found to be materially incorrect, including awards that were determined, in whole or part, on financial statement information that is subsequently restated.